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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2003


                             SBS TECHNOLOGIES, INC.

                                   ----------


        New Mexico                   1-10981                    85-0359415
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)



2400 Louisiana Blvd, NE  AFC Bldg 5-600  Albuquerque, New Mexico      87110
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           (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (505) 875-0600
                                                           --------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 9, 2003, SBS Technologies, Inc. ("SBS") announced that Mr. Richard Szafranski has been appointed a member of the Board of Directors of SBS effective January 10, 2003. SBS' press release announcing this event is attached hereto as Exhibit 99.1.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             SBS TECHNOLOGIES, INC.



Date: January 9, 2003                        By: /s/ James E. Dixon, Jr.
                                                 ----------------------------
                                                     James E. Dixon, Jr.
                                                     Chief Financial Officer


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                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit Number                  Description                          Method of Filing
--------------     ---------------------------------------     -----------------------------
99.1               Press Release by SBS Technologies, Inc.     Filed herewith electronically
                   Dated January 9, 2003